UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)    February 13, 2008

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code     (203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On February 13, 2008, the Company issued a press release reporting fiscal first quarter 2008 results for the period ended January 27, 2008. A copy of the press release is attached to this 8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
Exhibits 99.2, 99.3 and 99.4 are filed with this Report. Exhibits 99.1 is furnished with this report.
99.1	Press Release dated February 13, 2008.
99.2	Condensed Consolidated Statements of Income
99.3	Condensed Consolidated Balance Sheets
99.4	Condensed Consolidated Statements of Cash Flows

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE:	February 14, 2008	BY:	/s/	Richelle E. Burr
Richelle E. Burr
Assistant General Counsel and Assistant Secretary

PHOTRONICS, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated February 13, 2008.
99.2	Condensed Consolidated Statements of Income
99.3	Condensed Consolidated Balance Sheets
99.4	Condensed Consolidated Statements of Cash Flows